SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2026

KULR TECHNOLOGY GROUP, INC.

(Exact name of the registrant as specified in its charter)

Delaware	001-40454	81-1004273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Forge River Road, Suite 100, Webster, Texas 77598

(Address of principle executive offices) (Zip code)

Registrant’s telephone number, including area code: (408) 663-5247

N/A

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14D-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock	KULR	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment”) is being filed as a supplement to the Current Report on Form 8-K filed by KULR Technology Group, Inc., a Delaware corporation (the “Company”), on April 28, 2026 (the “Original Report”). The Original Report was filed, among other things, to report the amendment and restatement of the by-laws of the Company (as adopted, the “Amended and Restated By-laws”) that was approved by the holder of a majority of the outstanding aggregate voting stock of the Company, acting by consent in lieu of a stockholder meeting under Section 228 of the General Corporation Law of the State of Delaware, on April 28, 2026 (the “Action”). This Amendment amends the Original Report solely with respect to Item 5.03 to supplement the disclosure required under Item 5.03 regarding the Amended and Restated By-laws. This Amendment does not amend or update any other information set forth in the Original Report.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 28, 2026, The Action approved the Amended and Restated By-laws, effective immediately. The Amended and Restated By-laws include the following amendments to the prior by-laws of the Company (the “Original By-laws”):

•	Majority Voting Standard for the Election of Directors. Section 2.09(b) of the Amended and Restated By-laws implements a majority-of-votes-cast standard for uncontested director elections, with a plurality standard in contested elections and an associated resignation framework; the Original By-laws was silent as to the applicable voting standard but the Company’s certificate of incorporation provides for a majority-of-votes-cast standard.
•	Removal of Directors. Section 3.05 of the Amended and Restated By-laws permits removal with or without cause by stockholders of record holding at least 50% voting power; Section 2.3 of the Original By-laws permitted removal only at a meeting “expressly called for that purpose” by a majority of the outstanding capital stock.
•	Special Meetings of Stockholders. Section 2.03 of the Amended and Restated By-laws reduces the stockholder threshold to request a special meeting from two-thirds of each class or series (Section 1.2 of the Original By-laws) to 50% of the voting power then entitled to vote on the proposed matters and adds detailed procedural safeguards.
•	Advance Notice Provisions. The Original By-laws’ perfunctory stockholder proposal and nomination notice requirements (Sections 1.8 and 2.16) have been replaced by a comprehensive advance notice framework at Section 2.12 of the Amended and Restated By-laws, with clarified timing windows, disclosure obligations, and compliance enforcement mechanisms.
•	Proxy Access. Section 2.13 of the Amended and Restated By-laws introduces proxy access provisions permitting an Eligible Stockholder (as defined therein) owning 3% or more of the outstanding shares entitled to vote in the election of directors continuously for at least three years to nominate director candidates for inclusion in the Company’s proxy statement, subject to stated conditions; no analogous provision existed in the Original By-laws.
•	Amendment Procedure. Article VIII of the Amended and Restated By-laws requires either unanimous consent of the Board of Directors or approval by stockholders owning a majority of the voting power, replacing Section 10.1 of the Original By-laws, which permitted amendment by a simple Board majority.
•	Exclusive Forum Selection. Section 7.06 of the Amended and Restated By-laws designates the Delaware Court of Chancery (or other Delaware courts as provided) as the exclusive forum for specified internal corporate claims and the federal district courts of the United States as the exclusive forum for Securities Act claims; no analogous provision existed in the Original By-laws.
•	Indemnification. Section 11.1 of the Original By-laws’ single-sentence indemnification provision has been expanded into Article V of the Amended and Restated By-laws (Sections 5.01 through 5.06), providing indemnification to the fullest extent permitted by law, mandatory advancement of expenses, non-exclusivity, express authority for indemnification agreements, D&O insurance, and anti-retroactivity protections.
•	Board Committees. Article III of the Original By-laws establishing a detailed Executive Committee structure has been replaced by Section 3.18 of the Amended and Restated By-laws, which authorizes a flexible, general committee framework to the extent permitted by law.

•	Officer Structure. Article IV of the Amended and Restated By-laws modernizes the officer slate to include a Chief Executive Officer, President, Chief Financial Officer, Treasurer, and Secretary as core officers and revises the removal standard; this replaces the Original By-laws’ Article IV, which enumerated legacy positions including a Controller and Executive Vice Presidents.
•	Electronic Records and Communications. New provisions in the Amended and Restated By-laws, including Sections 2.05, 3.04, 3.11, 3.16, and 7.05, authorize electronic transmission for notices, consents, resignations, and corporate records; the Original By-laws contained no comparable provisions.
•	Remote Communications. Section 2.01(b) of the Amended and Restated By-laws authorizes meetings of stockholders by means of remote communication subject to Board authorization and verification safeguards; the Original By-laws addressed only physical meeting locations in Section 1.12.
•	Uncertificated Shares. Section 6.01 of the Amended and Restated By-laws authorizes the Board of Directors to provide by resolution that some or all shares be uncertificated and evidenced by book-entry, modernizing the certificate-only regime of Section 6.1 of the Original By-laws.

The foregoing summary of the changes effected by the amendment and restatement of the by-laws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated By-laws, which are filed as Exhibit 3.1 to the Original Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

KULR TECHNOLOGY GROUP, INC.

Date: April 29, 2026	By:	/s/ Michael Mo
Michael Mo
Chief Executive Officer